Exhibit 10.5

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 12, 2024, among ADTRAN, INC., a Delaware corporation (the “Borrower”), ADTRAN HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined below) party hereto (constituting the Required Lenders) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of July 18, 2022 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) have agreed, to amend the Existing Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the definition of “Consolidated Funded Indebtedness” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to delete the period at the end of such definition and add the following proviso at the end of such definition:

“; provided that for the fiscal quarters ending March 31, 2024 and June 30, 2024, Consolidated Funded Indebtedness shall exclude all obligations and liabilities of such Person under the Receivables Purchase and Servicing Agreement dated December 19, 2023, among ADVA, ADTRAN Networks North America, Inc., the Borrower, Holdings and True Value s.à r.l., acting for the account of its Compartment 8.”

Section 2. Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

(a)
The Administrative Agent’s receipt of this Amendment, duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders, which shall be originals or facsimiles (followed promptly by originals); and
(b)
The Borrower shall have paid, or caused to be paid, (i) to the Administrative Agent for the account of the Lenders that have provided (and not withdrawn) their consent to this Amendment by delivery of its executed signature page to this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern time) on March 12, 2024 (collectively, the “Consenting Lenders”), a consent fee in an amount equal to 0.025% (2.5 basis points) times the aggregate principal amount of outstanding Loans

and

unused Commitments of each of the Consenting Lenders under the Credit Agreement on the Amendment Effective Date and (ii) all expenses due in accordance with this Amendment and under the other Loan Documents to the extent an invoice has been provided therefor or set forth on a funds flow approved by the Borrower, in each case, on or prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

Section 3. Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Amendment Effective Date that, in each case:

(a)
all of the representations and warranties set forth in Article VII of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);
(b)
no Default or Event of Default has occurred and is continuing;
(c)
it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms; and
(d)
this Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party that is a party hereto, and constitutes the legal, valid and binding obligation of each such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 4. Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Existing Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement.

Section 5. Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.

Section 6. Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) and (c) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed. Each Credit Party hereby reaffirms its obligations under Section 3 of that certain Second Amendment to Credit Agreement and First Amendment to Collateral Agreement, dated as of January 16, 2024, and acknowledges that such obligations remain in full force and effect (in each case after giving effect to any extensions, waivers or other modifications thereto).

Section 7. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

Section 8. General Release.

(a)
In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment, each of Borrower and the other Credit Parties, on behalf of itself and its Related Parties, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender and their respective Related Parties, and their respective successors and assigns (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith. In entering into this Amendment, Borrower and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.
(b)
Each of Borrower and the other Credit Parties, on behalf of itself and its Related Parties and its successors, assigns, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 8(a) hereof.

(c)
Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations thereunder.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

Section 12. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ADTRAN, INC., as Borrower

By:/s/ Ulrich Dopfer

Name: Ulrich Dopfer

Title: President and Chief Financial Officer

ADTRAN HOLDINGS, INC., as Holdings

By:/s/ Ulrich Dopfer

Name: Ulrich Dopfer

Title: Senior Vice President, Chief Financial

Officer, Secretary and Treasurer

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Swingline Lender, an Issuing Lender and a Lender

By:/s/ Patrick McGovern

Name: Patrick McGovern

Title: Senior Vice President

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature

BANK OF AMERICA, N.A., as a Lender

By:/s/ Nathan Muller

Name: Nathan Muller

Title: SVP

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature

CITIBANK, N.A., as a Lender

By:/s/ Jeremy Fernandez

Name: Jeremy Fernandez

Title: Senior Vice President

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature

HSBC BANK USA, N.A., as a Lender

By:/s/ Ketak Sampat

Name: Ketak Sampat

Title: Senior Vice President

ADTRAN, INC.

Third Amendment to Credit Agreement Signature Page

FIRST HORIZON BANK, as a Lender

By:/s/ Brian Daniels

Name: Brian Daniels

Title: SVP

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature

NORDDEUTSCHE LANDESBANK

GIROZENTRALE, as a Lender

By:/s/ Nockemann

Name: Nockemann

Title:

By:/s/ Prinzhausen

Name: PRINZHAUSEN

Title:

ADTRAN, INC.

Third Amendment to Credit Agreement

Signature